UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2025

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 484-8805

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Special Meeting of Stockholders of Matinas BioPharma Holdings, Inc. (the “Company”) held on April 4, 2025 (the “Special Meeting”), our stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on March 3, 2025 (the “Proxy Statement”). Shareholders representing 2,669,608 shares, or 52.47%, of the common shares outstanding as of the February 10, 2025 record date, were represented at the Special Meeting by proxy. The final results for the votes regarding each proposal are set forth below.

1. Our stockholders approved, for purposes of complying with the applicable provisions of Section 713 of the NYSE American LLC Company Guide (the “NYSE Company Guide”), (i) the issuance of up to an aggregate of 16,894,212 shares of common stock upon the conversion of our Series C Convertible Preferred Stock and the exercise of accompanying warrants, and (ii) the terms thereof, which may constitute a “Change of Control” as defined in the NYSE Company Guide. The tabulation of votes and percent voted For and Against with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
928,481/88%	127,055/12%	3,304	1,610,768

2. Our stockholders approved the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The tabulation of votes and percent voted For and Against with respect to this proposal was as follows:

For	Against	Abstain
2,541,613/95%	123,403/5%	4,592

3. Our stockholders approved a proposal for the adjournment of the Special Meeting, if necessary to solicit additional proxies if there were insufficient votes to approve Proposals 1 or 2 above. The tabulation of votes and percent voted For and Against with respect to this proposal was as follows:

For	Against	Abstain
2,402,119/90%	263,930/10%	3,559

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: April 4, 2025	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer

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